Exhibit 10.16

INTELLECTUAL PROPERTY LICENSE AGREEMENT

知识产权许可协议

1. PARTIES

第一条 合同主体

This Intellectual Property License Agreement (this “Agreement”) is made and entered into as of [●] (the “Execution Date”), by and between:

本《知识产权许可协议》（以下简称**“本协议”）由以下双方于 2026 年 3 月 9 日（以下简称“签署日”**）签署：

(1) SINGAUTO PTE. LTD., a company duly incorporated and validly existing under the laws of Singapore, with its registered office at 16 Collyer Quay, #06-02, Singapore 049318 (the “Licensor”); and

（1）SINGAUTO PTE. LTD.，一家根据新加坡法律合法设立并有效存续的公司，注册地址为 16 Collyer Quay, #06-02, Singapore 049318（以下简称**“许可方”**）；以及

(2) SINGAUTO(Shanghai)Co.,Ltd., a company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered office at [No. 1 Shengang Avenue, Lingang New Area, China (Shanghai) Pilot Free Trade Zone, Shanghai, P.R.China] (the “Licensee”).

（2）新实亚汽车（上海）有限公司，一家根据中华人民共和国法律合法设立并有效存续的公司，注册地址为[中国（上海）自由贸易试验区临港新片区申港大道 1 号]（以下简称**“被许可方”**）。

The Licensor and the Licensee are each referred to herein as a “Party” and collectively as the “Parties.”

许可方与被许可方单称**“一方”，合称“双方”**。

2. RECITALS

第二条 前言

WHEREAS, the Licensor owns and controls certain intellectual property, including trademarks, technology, designs, know-how and related proprietary assets in connection with its electric vehicle business;

鉴于，许可方拥有并控制与其电动汽车业务相关的若干知识产权，包括商标、技术、设计、专有技术及相关专有资产；

WHEREAS, the Licensee conducts its business independently within the People’s Republic of China and intends to use such intellectual property in connection with its operations within the PRC;

鉴于，被许可方在中华人民共和国境内独立开展业务，并拟在其中国境内业务中使用该等知识产权；

WHEREAS, the Licensor is willing to grant, and the Licensee is willing to obtain, a license to use such intellectual property on the terms and conditions set forth herein;

鉴于，许可方同意按照本协议约定授予许可，被许可方同意按照本协议约定取得该等许可；

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows:

基于本协议所载各项相互承诺与约定，双方达成如下协议：

3. DEFINITIONS

第三条 定义

“Intellectual Property” means all intellectual property rights worldwide, including but not limited to: (i) the “Singauto” brand, trademarks and logos; (ii) vehicle design specifications, technical standards and product documentation; (iii) software systems, algorithms and technical architecture; (iv) know-how, technical processes and engineering methods; and (v) any updates, enhancements or modifications made available by the Licensor.

“知识产权”指全球范围内的全部知识产权，包括但不限于：（i）“Singauto”品牌、商标及标识；（ii）车辆设计、技术标准及产品文档；（iii）软件系统、算法及技术架构；（iv）专有技术、技术工艺及工程方法；以及（v）许可方提供的更新、优化及升级内容。

“Net Sales” means the total gross invoiced revenue derived by the Licensee from the sale of products within the Territory, less the following items to the extent actually incurred and properly documented: (i) value-added tax or similar indirect taxes and; (ii) returns and refunds..

“净销售收入”指被许可方在区域内销售产品取得的开票收入总额，扣除以下实际发生且有支持文件的项目：（i）增值税或类似间接税；（ii）退货及退款。

“Territory” means the People’s Republic of China and excludes all other jurisdictions.

“区域”指中华人民共和国境内，不包括任何其他国家或地区。

4. GRANT OF LICENSE

第四条 许可授予

The Licensor hereby grants to the Licensee a non-exclusive, non-transferable and revocable license to use the Intellectual Property solely within the Territory for the purpose of conducting its own business operations, and the Licensee shall not use or exploit the Intellectual Property outside the Territory directly or indirectly.

许可方在此授予被许可方一项非独占、不可转让且可撤销的许可，使被许可方仅为开展其自身业务之目的在区域内使用该等知识产权，被许可方不得直接或间接在区域外使用或利用该等知识产权。

5. OWNERSHIP

第五条 权属

The Licensor retains full and exclusive ownership of all Intellectual Property, and nothing in this Agreement shall be construed as transferring any ownership rights to the Licensee.

许可方保留全部知识产权的完整且排他所有权，本协议任何内容均不构成向被许可方转让任何所有权。

6. ROYALTY

第六条 许可费

The Licensee shall pay to the Licensor a royalty calculated as 22% of Net Sales, and such royalty shall be determined on an arm’s length basis taking into account the value of the Intellectual Property and comparable market practices.

被许可方应按净销售收入的 22% 向许可方支付许可费，该许可费应依据独立交易原则确定，并综合考虑知识产权价值及市场可比情况。

7. PAYMENT AND RECORDS

第七条 支付与记录

The Licensee shall maintain complete and accurate accounting records and shall calculate, report and pay royalties in accordance with Schedule 1 (Royalty Calculation and Settlement Procedure), and all payments shall be made by bank transfer subject to applicable withholding taxes, PROVIDED THAT all such withholding taxes in the PRC shall be fully borne by the Licensee and shall not reduce the amount payable to the Licensor (许可方应收到全额款项，所有中国预提税由被许可方承担且不得扣减).

被许可方应保存完整准确的会计记录，并应按照附件一（许可费计算及结算流程）进行计算、申报及支付，所有付款应通过银行转账方式进行并遵守适用的代扣代缴规定。

8. INDEPENDENT OPERATION

第八条 独立经营

The Licensee shall conduct its business in the Territory in its own name, for its own account and at its own risk, and shall independently determine its pricing, customers, operations and business strategies.

被许可方应以自身名义、自行承担风险在区域内开展业务，并独立决定其定价、客户、运营及业务策略。

9. NO CONTROL OR AGENCY

第九条 无控制及非代理关系

Nothing in this Agreement shall be construed as granting the Licensor any control over the Licensee’s operations, and the Licensee shall not be deemed to be an agent, representative or affiliate of the Licensor, nor shall it have any authority to bind the Licensor.

本协议任何内容均不构成许可方对被许可方经营的控制，被许可方不构成许可方的代理人、代表或关联经营主体，亦无权代表许可方承担任何义务。

10. COMPLIANCE

第十条 合规

Each Party shall comply with all applicable laws, including tax, transfer pricing and foreign exchange regulations.

各方应遵守全部适用法律，包括税务、转移定价及外汇管理规定。

11. CONFIDENTIALITY

第十一条 保密

Each Party shall keep confidential all non-public information received from the other Party and shall not disclose such information except as required by law.

各方应对从另一方获得的非公开信息予以保密，除法律要求外不得披露。

12. TERM AND TERMINATION

第十二条 期限与终止

This Agreement shall remain in effect until terminated by either Party upon thirty (30) days’ prior written notice, without affecting accrued rights and obligations.

本协议持续有效，任一方可提前三十（30）日书面通知终止，但不影响已产生的权利义务。

13. LIMITATION OF LIABILITY

第十三条 责任限制

Neither Party shall be liable for indirect or consequential damages except in cases of fraud or willful misconduct.

除欺诈或故意不当行为外，任何一方均不对间接或后果性损害承担责任。

14. GOVERNING LAW

第十四条 适用法律

This Agreement shall be governed by the laws of Singapore.

本协议适用新加坡法律。

15. DISPUTE RESOLUTION

第十五条 争议解决

Any dispute arising out of or in connection with this Agreement shall be finally resolved by arbitration administered by the Singapore International Arbitration Centre (SIAC) in Singapore in accordance with its rules; the tribunal shall consist of three arbitrators, the language shall be English, and the award shall be final and binding.

任何争议应提交新加坡国际仲裁中心（SIAC）并在新加坡按照其仲裁规则最终解决，仲裁庭由三名仲裁员组成，仲裁语言为英文，裁决为终局并具有约束力。

16. MISCELLANEOUS

第十六条 其他条款

This Agreement constitutes the entire agreement, may only be amended in writing, and if any provision is invalid, the remaining provisions shall remain in force.

本协议构成完整协议，仅可通过书面形式修改，如任何条款无效，其余条款仍然有效。

📎 SCHEDULE 1

ROYALTY CALCULATION AND SETTLEMENT PROCEDURE

附件一：许可费计算及结算流程

1. Reporting

Within fifteen (15) days after the end of each calendar quarter, the Licensee shall provide the Licensor with a written royalty report, including:

(a) total gross sales;

(b) detailed deductions;

(c) Net Sales calculation;

(d) royalty payable.

2. Reconciliation

The Licensor shall have fifteen (15) days to review the report. Any discrepancies shall be resolved through good faith discussion.

3. Invoicing

Upon confirmation of the royalty amount, the Licensee shall issue or procure the issuance of a valid invoice in accordance with applicable tax laws.

4. Payment

Payment shall be made within thirty (30) days from the date of invoice by bank transfer.

5. Audit Right

The Licensor shall have the right, upon reasonable notice, to appoint an independent auditor to review the Licensee’s records no more than once per year.

If any underpayment exceeding 5% is identified, the Licensee shall promptly pay the shortfall together with reasonable audit costs.

1. 报表提交

被许可方应在每个季度结束后十五（15）日内向许可方提交许可费报表，包括：

（a）销售总额；

（b）扣减项目明细；

（c）净销售收入计算；

（d）应付许可费金额。

2. 对账

许可方应在十五（15）日内完成审核，如存在差异，双方应本着诚信原则协商解决。

3. 开票

在确认金额后，被许可方应依法开具或安排开具合规发票。

4. 付款

被许可方应在发票开具之日起三十（30）日内完成付款。

5. 审计权

许可方有权在合理通知后，每年不超过一次委任独立审计机构对被许可方账目进行核查。

如发现超过5%的少付，被许可方应补足差额并承担合理审计费用。

SIGNATURE PAGE

签署页

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date.

双方正式签署本协议，以昭信守。

For and on behalf of SINGAUTO PTE. LTD.

代表 SINGAUTO PTE. LTD.

Signature / 签字：________________________

Name / 姓名：________________________

Title / 职务：________________________

Date / 日期：________________________

For and on behalf of 代表 新实亚汽车（上海）有限公司 Signature / 签字：________________________ Name / 姓名：________________________ Title / 职务：________________________ Date / 日期：________________________